Filed pursuant to Rule 497(a)

File No. 333-187447

Rule 482ad

Hercules Prices Public Offering of $100 Million 6.25% Notes Due 2024

Palo Alto, Calif.— July 9, 2014—Hercules Technology Growth Capital, Inc. (NYSE: HTGC) (the “Company”) today announced that it has priced an underwritten public offering of $100 million in aggregate principal amount of its 6.25% notes due 2024 (the “Notes”). The Notes will mature on July 30, 2024, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after July 30, 2017. The Notes will bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30, of each year, beginning July 30, 2014. The Company has also granted the underwriters a 30-day option to purchase up to an additional $5 million in aggregate principal amount of the Notes to cover overallotments, if any. The Company expects to list the Notes on the New York Stock Exchange under the trading symbol “HTGX.”

The Company intends to invest the net proceeds of this public offering to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes.

Keefe, Bruyette & Woods, Inc., Jefferies LLC, and RBC Capital Markets, LLC are acting as joint book-running managers of this offering. BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC, JMP Securities LLC and Sterne, Agee & Leach, Inc. are acting as co-managers of this offering.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Keefe, Bruyette & Woods, Inc., Attention: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019; or by calling Keefe, Bruyette & Woods, Inc. toll-free at (800) 966-1559, (2) Jefferies LLC, Attention: Debt Capital Markets, 520 Madison Avenue, New York, NY 10022; or by calling Jefferies LLC at (201) 761-7610, or (3) RBC Capital Markets, LLC, 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281, by calling (866) 375-6829 or by email at RBCNYFixedIncomeProspectus@rbccm.com.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement and prospectus contain this and other information about the Company and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Hercules Technology Growth Capital, Inc.

Hercules Technology Growth Capital, Inc. (NYSE: HTGC) is the leading specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and energy & renewable technology industries, at all stages of development. Since inception (December 2003), Hercules has committed more than $4.2 billion to over 270 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing.

In addition, Hercules has two outstanding bond issuances of 7.00% Senior Notes due 2019—the April 2019 Notes and September 2019 Notes—which trade on the NYSE under the symbols “HTGZ” and “HTGY,” respectively.

Forward-Looking Statements

The statements contained in this release that are not purely historical are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market turbulence, and other factors we identify from time to time in our filings with the Securities and Exchange Commission. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Hercules Technology Growth Capital, Inc.

Main, 650.289.3060 HT-HN

info@htgc.com

OR

Market Street Partners

Ed Keaney

415-445-3238

ekeaney@marketstreetpartners.com